NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the Statement of Additional Information dated May 1, 2001

Neuberger Berman Balanced Portfolio(R)
Neuberger Berman Growth Portfolio(R)
Neuberger Berman Guardian Portfolio(R)
Neuberger Berman Mid-Cap Growth Portfolio(R)
Neuberger Berman Partners Portfolio(R)
Neuberger Berman Regency Fund(R)
Neuberger Berman Socially Responsive Portfolio(R)
Neuberger Berman International Portfolio(R)
Neuberger Berman Limited Maturity Bond Portfolio(R)
Neuberger Berman Liquid Asset Portfolio(R)

The Board of Trustees and Neuberger Berman Management Inc. have agreed that the advisory fee rates of certain funds should be reduced through the addition of one or more new breakpoints as the funds grow larger. The new breakpoints result from an analysis of the expected economies of scale.

Accordingly, the section entitled "Management and Administration Fees" is amended to read in its entirety as follows:

     For investment management services, Balanced, Guardian, Growth, Mid-Cap Growth, Partners, Regency and Socially Responsive Portfolio each pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. International Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Limited Maturity Bond and Liquid Asset Portfolio each pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of the Portfolio's average daily net assets in excess of $2 billion.

The Date of this Supplement is June 29, 2001.



NEUBERGER BERMAN
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY  10158-0180














A0060  06/01